Exhibit 10.4

SECURITY AGREEMENT
INVENTORY

This Security Agreement is entered into this 30th day of September, 2009, between GEOFFREY C. WEBER, as Trustee of the Pak-It Members’ Trust, 221 Turner Street, Clearwater, Florida 33756, hereinafter referred to as "Secured Party", and PAK-IT, LLC and DICKLER CHEMICAL LABORATORIES, INC., both of 221 Turner Street, Clearwater, Florida 33756 hereinafter referred to, individually and collectively, as "Debtor".  The parties agree as follows:

Security Interest.  The Debtor gives the Secured Party security an unconditional security interest (the “Security Interest”) in the following described inventory and in all proceeds and products thereof in any form together with all records relating thereto (the “Collateral”):

All inventory now owned or hereafter owned or acquired by the Debtor, including without limitation goods held for sale or lease or to be furnished under contracts of service, raw materials, work in process and materials to be used or consumed in the Debtor's business.

1.           Indebtedness Secured.  The borrowing relationship between the Debtor, 310 Holdings, Inc. and the Secured Party is to be a continuing one and is intended to cover numerous types of extensions of credit, loans, overdraft payments, or advances made directly or indirectly to the Debtor or 310 Holdings, Inc.  Accordingly, this Agreement and the Security Interest created by it secures payment of all obligations of any kind owing by the Debtor or 310 Holdings, Inc. to the Secured Party whether now existing or hereafter incurred, direct or indirect, arising from loans, guaranties, endorsements or under a Unit Purchase and Share Exchange Agreement or otherwise, whether related or unrelated to the purpose of the original extension of credit, whether of the same or a different class as the primary obligation, and whether the obligations are from time to time reduced and thereafter increased or entirely extinguished and new obligations thereafter incurred, including without limitation, any sums advanced and any expenses or obligations incurred by the Secured Party pursuant to this Agreement or any other agreement concerning, evidencing or securing obligations of the Debtor to the Secured Party, and any liabilities of the Debtor or 310 Holdings, Inc. to the Secured Party, and any liabilities of the Debtor to the Secured Party arising from any source whatsoever (the "Indebtedness").

2.           Representations and Warranties of Debtor.  The Debtor represents and warrants and so long as the Indebtedness remains unpaid shall be deemed continuously to represent and warrant that:

        (a)           the Debtor is the owner of the Collateral free of all security interests or other encumbrances;

(b)           The Debtor is authorized to enter into this Security Agreement and into the transactions evidenced by the Collateral; the Debtor is engaged in business operations which are carried on at the address specified above.  If Debtor has a place of business in more than one state, the chief executive office of Debtor is 221 Turner Street, Clearwater, Florida 33756;

(c)           That part of the collateral constituting inventory is located at the address specified above;

(d)           The Debtor operates under no trade names except the name(s) set forth above and the following names, if any:  .

3.           Covenants of Debtor.  So long as this Agreement has not been terminated as provided in paragraph 8, the Debtor:  (a) will defend the Collateral against the claims and demands of all other parties except purchaser and lessees of inventory in the ordinary course of the Debtor's business, including without limitation defenses, set-offs, claims and counterclaims asserted by any Account Debtor against the Debtor or the Secured Party; will keep the collateral free from all security interests or other encumbrances and will not sell, transfer, assign, deliver or otherwise dispose of any of the Collateral or any interest therein without the prior written consent of the Secured Party except that until the occurrence of an Event of Default the Debtor may sell or lease inventory in the ordinary course of the Debtor's business; (b) will not without the written consent of the Secured Party create in favor of anyone other than the Secured Party a security interest in any of its inventory, accounts receivable or general intangibles nor will it sell or assign, with or without recourse to anyone other than the Secured Party any of its accounts, chattel paper or general intangibles; (c) will keep in accordance with generally accepted accounting principles consistently applied, accurate and complete records concerning the Collateral; upon the Secured Party's request will mark any of such records and all or any of the Collateral to give notice of the Security Interest; and will permit the Secured Party or its agents to inspect the Collateral and to audit and make abstracts of such records or any of the Debtor's book, ledgers, reports, correspondence and other records; (d) upon demand will deliver to Secured Party any documents of title and any chattel paper representing or relating to the Collateral or any part thereof, schedules, invoices, shipping or delivery receipts, purchase orders, contracts or other documents representing or relating to purchases or other acquisitions or sales, or leases or other dispositions of the Collateral and proceeds thereof and any and all other schedules, documents, statements which the Secured Party may from time to time request; (e)  will notify the Secured Party promptly in writing of any change in the Debtor's address, name or identity specified above, of any change in the location or of any additional locations at which the Collateral is kept and of any change in the address at which records concerning the Collateral are kept; (f) in connection herewith will execute and deliver to the Secured Party such financing statements and other documents and do such other things as the Secured Party may reasonably request; (g) will pay or cause to be paid all taxes, assessments and other charges of every nature which may be levied or assessed against the Collateral; (h) will insure the Collateral against risks by obtaining policies (none of which shall be cancellable without the written consent of the Secured Party) in coverage, form and amount and with companies satisfactory to the Secured Party such policies to contain a loss payee provision exercised in favor of the Secured Party and at the Secured Party's request will deliver each policy or certificate of insurance therefor to the Secured Party; and (i) will not remove the Collateral from the state nor change the location of its chief executive office without the written consent of Secured Party.

4.           Verification of Collateral.  The Secured Party shall have the right to verify any Collateral in any manner and through any medium which the Secured Party may consider appropriate and the Debtor shall furnish such assistance and information and perform such acts as the Secured Party may require in connection therewith.
5.           Default.  (a) Any of the following events or conditions shall constitute an event of default ("Event of Default"):  (i) non-payment when due whether by acceleration or otherwise of the principal of or interest on any Indebtedness, time being of the essence, or failure by the Debtor to perform any material obligations under this Agreement or under any other material agreement between the Debtor and the Secured Party; (ii) dissolution or other termination of the legal existence of Debtor; (iii) filing by or against the Debtor of a petition in bankruptcy or for reorganization under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution, liquidation or similar law of any jurisdiction; (iv) making a general assignment by the Debtor for the benefit of creditors; the appointment of or taking possession by a receiver, trustee, custodian or similar official for the Debtor or for any of the Debtor's assets; or the institution by or against the Debtor of any kind of insolvency proceedings or any proceeding for the dissolution or liquidation of the Debtor; (v) the occurrence of any event described in paragraph 6(a)(ii),(iii) or (iv) hereof with respect to any endorser or guarantor or any party liable for payment of any Indebtedness or (vi) material falsity in any certificate, statement, representation, warranty or audit at any time furnished to the Secured Party by or on behalf of the Debtor or any endorser or guarantor or any other party liable for payment of any Indebtedness, pursuant to or in connection with the Security Agreement or otherwise (including warranties in this Agreement) and including any omission to disclose any substantial contingent or liquidated liabilities or any material adverse change in facts disclosed by any certificate, statement, representation, warranty or audit furnished to the Secured Party; or (vii) any attachment or levy against the Collateral or any other occurrence which inhibits the Secured Party's free access to the Collateral.

(b)           The Secured Party may declare all or any part of the Indebtedness to be immediately due without notice upon the happening of any Event of Default or if the Secured Party in good faith believes that the prospect of payment of all or any part of the Indebtedness or the performance of the Debtor's obligations under this Agreement or any other agreement now or hereafter in effect between the Debtor and the Secured Party is impaired.  This paragraph is not intended to affect any rights of the Secured Party with respect to any Indebtedness which may now or hereafter be payable on demand.

(c)           Upon the happening of any Event of Default the Secured Party's rights with respect to the Collateral shall be those of a secured party under the Uniform Commercial Code and any other applicable law from time to time in effect.  The Secured Party shall also have any additional rights granted herein and in any other agreement now or hereafter in effect between the Debtor and the Secured Party.  If requested by the Secured Party, the Debtor will assemble the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party.

(d)           The Debtor agrees that any notice by the Secured Party of the sale or disposition of the Collateral or any other intended action hereunder, whether required by the Uniform Commercial Code or otherwise, shall constitute reasonable notice to the Debtor if the notice is mailed by regular or certified mail, postage prepaid, at least ten days before the action to the Debtor's address as specified in this Agreement or to any other address which the Debtor has specified in this Agreement or to any other address which the Debtor has specified in writing to the Secured Party as the address to which notices shall be given to the Debtor.

(e)           The Debtor shall pay all reasonable costs and expenses incurred by the Secured Party in enforcing this Security Agreement, realizing upon any Collateral and collecting any Indebtedness (including a reasonable attorneys' fee) whether suit is brought or not and whether incurred in connection with collection, trial, appeal or otherwise, and shall be liable for any deficiencies in the event the proceeds of disposition of the Collateral does not satisfy the Indebtedness in full.

6.           Miscellaneous:  (a) The Debtor authorizes the Secured Party at the to file any financing statement or statements relating to the Collateral (without the Debtor's signature thereon) which the Secured Party deems appropriate, and the Debtor irrevocably appoints the Secured Party as the Debtor's attorney-in-fact to execute any such financing statement or statements in the Debtor's name and to perform all other acts which the Secured Party deems appropriate to perfect and to continue perfection of the Security Interest.

(b)           The Debtor hereby irrevocably consents to an act by the Secured Party or its agents in entering upon any premises for the purpose of either:  (1) inspecting the Collateral or (2) taking possession of the collateral after any Event of Default; and the Debtor hereby waives his right to assert against the Secured Party or its agents any claim based upon trespass or any similar cause of action for entering upon any premises where the Collateral may be located.

(c)           Before or after any default by the Debtor under this Security Agreement, the Secured Party may notify any party obligated to pay proceeds of the existence of this Security Interest and may also direct them to make payments of all proceeds to the Secured Party.

(d)           The Secured Party may demand, collect and sue for all proceeds with the right to enforce, compromise, settle or discharge any proceeds.  The Debtor irrevocably appoints the Secured Party the Debtor's attorney-in-fact to endorse the Debtor's name on all checks, commercial paper and other instruments pertaining to the proceeds

(e)           The Debtor authorizes the Secured Party to collect and apply against the Indebtedness any refund of insurance premiums or any insurance proceeds payable on account of the loss or damage to any of the Collateral and irrevocably appoints the Secured Party as the Debtor's attorney-in-fact to endorse any check or draft representing such proceeds.

(f) As further security the Debtor grants to the Secured Party a security interest in all property of the Debtor which is or may hereafter be in the Secured Party's possession in any capacity including all monies owed or to be owed by the Secured Party to the Debtor; and with respect to all of such property, the Secured Party shall have the same rights as it has with respect to the Collateral.  Without limiting any other right of the Secured Party whenever the Secured Party has the right to declare any Indebtedness to be immediately due and payable (whether or not it has so declared), the Secured Party may set off against the Indebtedness all monies then owed to the Debtor by the Secured Party in any capacity whether due or not and the Secured Party shall be deemed to have exercised its right to set off immediately at the time its right to such election accrues.

(g)           Upon the Debtor's failure to perform any of its duties hereunder the Secured Party may, but it shall not be obligated to, perform any of such duties and the Debtor shall forthwith upon demand reimburse the Secured Party for any expense incurred by the Secured Party in doing so.  As further security the Debtor hereby assigns and gives a security interest in accounts, chattel paper, and general intangibles including factory credits or bonuses now or hereafter owned by or due to the Debtor by any of its suppliers under any franchise or other agreement currently or hereafter in effect, or any modification or replacement thereof, or however otherwise due the Debtor.  The Debtor will hold in trust for the Secured Party and forthwith remit to the Secured Party all the proceeds of such accounts, chattel paper, and general intangibles received by the Debtor, or the Secured Party may make direct collection thereof and credit the Debtor with all sums received.

(h)           No delay or omission by the Secured Party in exercising any right hereunder or with respect to any Indebtedness shall operate as a waiver of that or any other right, and no single or partial exercise of any right shall preclude the Secured Party from any other or future exercise of the right or the exercise of any other right or remedy.  The Secured Party may cure any Event of Default by the Debtor in any reasonable manner without waiving the Event of Default so cured and without waiving any other prior or subsequent Event of Default by the Debtor.  All rights and remedies of the Secured Party under this Agreement and under the Uniform Commercial Code shall be deemed cumulative.

(i)           The Secured Party shall have no obligation to take and the Debtor shall have the sole responsibility for taking any steps to preserve rights against all prior parties to any instrument or chattel paper in the Secured Party's possession as proceeds of the Collateral.  The Debtor waives notice of dishonor and protest of any instrument constituting Collateral at any time held by the Secured Party on which the Debtor is in any way liable and waives notice of any other action taken by the Secured Party.

(j)           The rights and benefits of the Secured Party under this Agreement shall, if the Secured Party agrees, inure to any party acquiring an interest in the Indebtedness or any part thereof.  Secured Party may from time to time honor drafts or otherwise advance funds to permit the Debtor to purchase additional inventory.  Any inventory purchased with such funds shall become part of the Collateral.  The Secured Party may from time to time furnish the Debtor with memoranda or wholesale ledger sheets describing inventory for which it has advanced funds.  All inventory so described shall conclusively be deemed part of the Collateral unless the Debtor notifies the Secured Party within the five days of items which are not properly part of the Collateral.  Memoranda or wholesale ledger sheets may be furnished to the Debtor in the same manner as other notices under paragraph 7(d) of this Agreement.

(k)           The terms "Secured Party" and "Debtor" as used in this Agreement include the heirs, personal representatives, and successors or assigns of those parties.

(l)           If more than one Debtor executes this Security Agreement, the term "Debtor" includes each of the Debtors as well as all of them, and their obligations under this Agreement shall be joint and several.

(m)           This Agreement may not be modified or amended nor shall any provision of it be waived except by in writing signed by the Debtor and by an authorized officer of the Secured Party.

(n)           This Agreement shall be construed under the Uniform Commercial Code and any other applicable Florida laws in effect from time to time.

(o)           This Security Agreement is a continuing agreement which shall remain in force until the Secured Party shall actually receive written notice of its termination and thereafter until all of the Indebtedness contracted for or created before receipt of the notice and any extensions or renewals of that Indebtedness (whether made before or after receipt of the notice) together with all interest thereon both before and after the notice shall be paid in full.

7.           Waiver.  The Debtor hereby waives any rights Debtor may have to notice and a hearing before possession or sale of collateral is effected by Secured Party by self-help, replevin, attachment or otherwise.

Executed at Clearwater, Florida, on the  day of September, 2009.

Creditor:	Debtor:
/s/ Geoffery C. Weber	Dickler Chemical Laboratories, Inc., a Florida corporation
Geoffery C. Weber, As Trustee of the Pak-It Members’ Trust	By: /s/ Robert Shoemaker
Robert Shoemaker, V.President

Pak-It, LLC, a Florida limited liability company
By: /s/Robert Shoemaker,
Robert Shoemaker, Manager